UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2005

RAMCO-GERSHENSON PROPERTIES TRUST

(Exact name of registrant as specified in its Charter)

Maryland	1-10093	13-6908486

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan		48334

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (248) 350-9900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

     On August 1, 2005, Ramco-Gershenson Properties Trust (the “Trust”) issued a press release with respect to its results of operations and financial condition for the second quarter of 2005. A copy of such press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

The following is filed as part of this report.

     (c) Exhibits.

          The following exhibit is filed with this Form 8-K:

Exhibit
Number	Description of Exhibit

99.1	Press release, dated August 1, 2005, issued by Ramco-Gershenson Properties Trust

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RAMCO-GERSHENSON PROPERTIES TRUST

Dated: August 4, 2005	By	/S/ Richard J. Smith
Richard J. Smith
Title: Chief Financial Officer

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Exhibit Index

Exhibit
Number	Description of Exhibit

99.1	Press release, dated August 1, 2005, issued by Ramco-Gershenson Properties Trust